UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2021

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

711 S. Carson Street, Suite 4, Carson City, Nevada, 89791

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 19, 2021 Regen Biopharma, Inc. (the “Company”) executed an engagement letter with BF Borgers CPA PC ( “Borgers”), the Company’s independent registered public accounting firm, the purpose of which was to retain Borgers to perform an audit of the Company’s balance sheet as of September 30, 2019, the related statement of operations, stockholders' equity (deficit), and cash flows for the year then ended, and the related notes (collectively referred to as the "Financial Statements") for inclusion in a Form 10-K for the year ended September 30, 2019 to be filed with the United States Securities and Exchange Commission (“2019 10-K”) .

The commencement of this audit of the Company’s Financial Statements is the first step in curing the Company’s delinquency with regard to periodic reports required to be filed with the United States Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: April 19, 2021	By: /s/ David Koos
David Koos
Chief Executive Officer

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